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                                                                     EXHIBIT 23
                               ALPHAREL, INC.

                     CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-43451, No. 33-77224 and No. 33-83330) of
Alpharel, Inc. of our report dated February 29, 1996, appearing on page 21 of this Form 10-K.




PRICE WATERHOUSE LLP
San Diego, California
March 29, 1996

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